[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.29

EXECUTION VERSION

FIFTH AMENDED AND RESTATED CFMI ENGINE BENEFITS AGREEMENT A320NEO AIRCRAFT

THIS FIFTH AMENDED AND RESTATED CFMI ENGINE BENEFITS AGREEMENT, dated as of March 19, 2020 (this “Agreement”), is among Vertical Horizons, Ltd., a Cayman Islands company (the “Borrower”), CFM International, Inc., a Delaware corporation (the “Engine Manufacturer” or “CFMI”), Bank of Utah, not in its individual capacity but solely as Security Trustee for the Lenders under the Credit Agreement (together with its successors and assigns in such capacity, the “Security Trustee”), and Frontier Airlines, Inc., a Colorado limited liability company (“Frontier”).

WHEREAS, this Agreement amends and restates in its entirety the fourth amended and restated CFMI engine benefits agreement A320neo aircraft dated as of January 29, 2019, among the Borrower, the Engine Manufacturer, the Security Trustee and Frontier;

WHEREAS, pursuant to the Fifth Amended and Restated Credit Agreement, dated as of the date hereof among the Borrower, the Lenders from time to time party thereto, Citibank, N.A., as facility agent, and the Security Trustee (as amended, supplemented or otherwise modified from time to time in accordance with the applicable provisions thereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein being used herein as defined in the Credit Agreement) the Lenders have agreed to reimburse the Borrower for, and finance further, certain pre-delivery payments made and to be made to Airbus with respect to [***] Airbus model A320neo aircraft, pursuant to the Assigned Purchase Agreement (the “Aircraft”);

WHEREAS, the Engine Manufacturer has agreed to supply and Airbus has agreed to install on the Aircraft two CFMI Model LEAP-1A engines (each, an “Engine” and collectively, the “Engines”);

WHEREAS, pursuant to the Fifth Amended and Restated Mortgage and Security Agreement dated as of the date hereof between the Borrower and the Security Trustee (as amended, supplemented or otherwise modified from time to time in accordance with the applicable provisions thereof, the “Security Agreement”), the Borrower has pledged to the Security Trustee, among other things, all of the Borrower’s right, title and interest in and to the Assigned Purchase Agreement relating to the Aircraft; and

WHEREAS, it is a condition precedent to each Lender’s funding of Loans in respect of the Aircraft under the Credit Agreement to the Borrower that, among other things, the Engine Manufacturer shall have executed and delivered this Agreement;

THEREFORE, in consideration of the payment of [***], and for other good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

[Engine Benefits Agreement A320neo]

1. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meaning:

“Engine Warranties” means the Engine Manufacturer’s [***] as set forth in the Engine Manufacturer’s Engine Warranty Plan which forms a part of the General Terms Agreement, and as limited by the applicable terms of the General Terms Agreement and such Engine Warranty Plan, in the form of Attachment A hereto.

“General Terms Agreement” means Agreement No. 1 dated October 17, 2011 by and between the Engine Manufacturer and Frontier, including the “Engine Warranty Plan” at Exhibit A thereto, insofar as such Engine Warranty Plan relates to the Engine Warranties, but excluding any and all letter agreements attached thereto (which do not detract or limit the Engine Warranties in any material respect), to the extent that such General Terms Agreement and such Exhibit relate to the Engine Warranties, as such General Terms Agreement may hereafter be amended, supplemented and modified to the extent permitted by the terms of this Agreement to the extent relating to the Engines.

2. Agreements. Under the General Terms Agreement, the Engine Manufacturer has agreed to support certain CFMI Model LEAP-1A engines and spare parts therefor purchased by Frontier from the Engine Manufacturer, as installed on certain Airbus Model A320neo aircraft. The Engine Manufacturer hereby confirms to Frontier, the Borrower and the Security Trustee (i) that the Engine Warranties, as and to the extent that such relate to the Engines included as part of any Aircraft delivered to the Borrower or the Security Trustee (or its designee) by Airbus, shall inure to the benefit of the Borrower or the Security Trustee, as the case may be (except, in the case of any Engine, from and after the release from the lien of the Security Agreement of the collateral relating to the Aircraft that includes such Engine and/or at such time as the Borrower no longer has a right to purchase the related Aircraft under the Assigned Purchase Agreement) to the same extent as if originally named “Airline” in the General Terms Agreement and (ii) it consents to the collateral assignment by the Borrower to the Security Trustee of its rights under this Agreement, and agrees that the Security Trustee’s rights under Section 2(i) and such assignment shall not give rise to any duties or obligations whatsoever on the part of the Security Trustee owing to the Engine Manufacturer except for the Security Trustee’s agreement that in exercising any right under the General Terms Agreement with respect to such Engines, or in making any claim with respect to such Engines, the terms and conditions of such General Terms Agreement relating to the Engines and the Engine Warranties shall apply to and be binding upon the Security Trustee to the same extent as Frontier and/or the Borrower; provided, that the Engine Manufacturer shall not owe any liability or obligation under the Engine Warranties more than once in total. Except as expressly provided in this Agreement, nothing contained in this Agreement shall subject the Engine Manufacturer to any obligation or liability to which it would not otherwise be subject under the General Terms Agreement or modify in any respect the Engine Manufacturer’s contract rights thereunder. In no event shall the Engine Manufacturer be subject to any multiple or duplicative liability or obligation under the General Terms Agreement. The Engine Manufacturer shall have no obligation to recognize an assignment by Security Trustee of its rights with respect to the Engine Warranties in connection with a transfer of an Engine (i) unless Security Trustee has given the Engine Manufacturer written notice of such assignment and the assignee is a Permitted Transferee, or (ii) if the Engine Manufacturer is prohibited by law from dealings with the purported assignee. The Engine Warranties will be kept confidential in accordance with Section 18 of the Credit Agreement.

[Engine Benefits Agreement A320neo]

To the extent that there is any inconsistency in the terms of the assignment provided for in the Security Agreement and this Agreement, the terms of this Agreement shall govern.

“Permitted Transferee” means the Facility Agent, the Lenders and any person to whom the Facility Agent intends to transfer the rights granted to it pursuant to this Agreement and who has been approved in writing by CFMI (such approval not to be unreasonably withheld or delayed); provided that such approval will not be required if such third party is a Lender, a sub-participant of a Lender, or any of their affiliates; it being understood by the Security Trustee and CFMI that it shall only be reasonable for CFMI to refuse its approval in respect of any person proposed by the Security Trustee: (i) who is a person to whom it is illegal for CFMI to sell an engine or a party with which CFMI is prohibited by applicable law or regulation from doing business; or (ii) who is a special purpose company or similar entity (unless such special purpose company or other entity has been guaranteed to the satisfaction of CFMI by an entity that otherwise satisfies the definition of a Permitted Transferee); or (iii) who is a competitor to CFMI or its affiliates in their capacity as Engine OEMs, including, without limitation, an engine manufacturer or an airframe manufacturer or an affiliate of any such person; or (iv) who is a person with which CFMI, acting reasonably, objects to doing business generally either (A) by reason of the occurrence of a contractual or non-contractual dispute with that person or (B) by reason of the default by such person or any of its affiliates in the performance of any material obligation owed to CFMI under any contract.

3. Representations and Warranties. The Engine Manufacturer hereby represents and warrants that (a) the Engine Manufacturer is a corporation organized and existing and in good standing under the law of the State of Delaware, (b) the making, and performance in accordance with the respective terms of, this Agreement have been duly authorized by all necessary corporate action on the part of the Engine Manufacturer, do not require any stockholder approval, contravene the Engine Manufacturer’s certificate of incorporation or bylaws or any indenture, credit agreement or other contractual agreement to which the Engine Manufacturer is a party or by which it is bound and, to the best knowledge of the Engine Manufacturer, do not contravene any law binding on the Engine Manufacturer, and (c) the Engine Warranties constituted, as of the date on which they were made and at all times thereafter the legal, valid and binding obligations of the Engine Manufacturer enforceable against the Engine Manufacturer in accordance with its terms, and this Agreement is the legal, valid and binding obligation of the Engine Manufacturer, enforceable against the Engine Manufacturer in accordance with its terms subject to: (i) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting the rights of creditors generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), which principles do not make the remedies available at law or in equity with respect to this Agreement inadequate for the practical realization of the benefits intended to be provided hereby.

4. Acknowledgment of Security Trustee. The Security Trustee hereby confirms to the Engine Manufacturer that in exercising any right under the General Terms Agreement with respect to the Engines, or in making any claim with respect to the Engines, the terms and conditions of this Agreement, the General Terms Agreement, the Engine Warranties and the Exclusion of Liabilities provisions of the Engine Warranties, including, without limitation, Exhibit A thereto, shall apply to and be binding upon the Security Trustee to the same extent as the Borrower. The Engine Manufacturer hereby represents and warrants to the Security Trustee that the provisions of the General Terms Agreement other than the Engine Warranties do not detract from or limit the Engine Warranties in any material respect or adversely affect the rights of the Security Trustee hereunder.

[Engine Benefits Agreement A320neo]

5. Aircraft Allowance. The Engine Manufacturer hereby agrees for the benefit of Frontier, the Borrower and the Security Trustee that it will provide the entity taking delivery of the Aircraft an allowance for the Aircraft in an amount of [***] (the “Aircraft Allowance”).

The Aircraft Allowance is stated in [***], and shall be subject to adjustment for escalation to the date of delivery of each shipset of Engines to Airbus in accordance with the escalation formula set forth in Attachment B hereto.

Such allowance will be earned upon delivery of each shipset of Engines to Airbus and will be made available within [***] following receipt of written notice from the Borrower or Security Trustee (or a nominee taking delivery in accordance with the purchase agreement with Airbus) that it has taken delivery of each Aircraft in accordance with the purchase agreement with Airbus.

If requested in writing by the Borrower at least [***] prior to scheduled Aircraft delivery date, CFMI will provide the Aircraft Allowance directly to Airbus. The Borrower or the Security Trustee shall continue to advise CFMI of any delivery date changes. If CFMI actually provides the Aircraft Allowance to Airbus and the actual delivery date is delayed more than [***] from the date CFMI provides the Aircraft Allowance then the following will occur under the following circumstances:

(a) The Borrower will request that Airbus immediately return the Aircraft Allowance to CFMI and CFMI will hold the Aircraft Allowance and pay it to Airbus when the Borrower and Airbus confirm that the Aircraft is ready for delivery; and

(b) If the delay of the Aircraft delivery is solely a result of the fault of the Borrower to perform its obligations under the purchase agreement with Airbus and Airbus has not returned the Aircraft Allowance to GE, then the Borrower will pay to CFMI interest on the Aircraft Allowance, calculated from the date of payment to Airbus to the earlier of the date (i) Airbus returns the Aircraft Allowance to GE; or (ii) the date of actual Aircraft delivery. Interest will be computed at [***].

6. Escalation Cap Installed Engines and Allowances. CFMI agrees to provide Frontier, the Borrower and the Security Trustee, as a special allowance, the following price adjustment cap. The below escalation calculations will also apply to all Aircraft Allowance payments through their escalation period.

If the price adjustment due to escalation as calculated under Attachment B is less than or equal to [***], the Engine price will be adjusted by the changes in the escalation calculated in Attachment B. If the price adjustment due to escalation as calculated under Attachment B is greater than [***] then the price adjustment due to escalation will be an amount equal to [***].

However, in the event the price adjustment due to escalation as calculated under Attachment B is greater than [***], then the price adjustment due to escalation will be an amount equal to the value calculated above, [***].

[Engine Benefits Agreement A320neo]

Notwithstanding previous agreements with Airbus, the price of Engines delivered directly to Airbus from CFMI for installation on the Aircraft shall be subject to escalation [***], in accordance with Attachment B and subject to the Escalation Cap. In the event the price calculated per Attachment B is greater than the price calculated according to the Escalation Cap, CFMI shall provide the entity taking delivery of the Aircraft a credit in an amount equal to the difference. This credit shall be in addition to the Aircraft Allowance and shall be made available to the entity taking delivery of the Aircraft at the same time and in the same manner as the Aircraft Allowance.

7. Confidentiality. This Agreement and its contents are confidential and, as such, shall not be disclosed by any party to this Agreement to any third party other than:

(a) with the prior written consent of the Engine Manufacturer;

(b) pursuant to any applicable law or in connection with any proceeding arising out of or in connection with the Security Agreement, provided however that the Security Trustee shall provide the Engine Manufacturer reasonable notice prior to disclosing this Agreement and allow the Engine Manufacturer the opportunity to seek protective orders;

(c) to any successor, permitted assign or permitted transferee of such party, provided they agree in writing to not disclose this agreement without the prior written consent of the Engine Manufacturer;

(d) to Citibank, N.A. and any other Lender, provided that any other Lender agrees in writing to not disclose this Agreement without the prior written consent of the Engine Manufacturer; or

(e) to the legal advisers of such party, provided they agree in writing to not disclose this agreement without the prior written consent of the Engine Manufacturer.

8. Section References. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

9. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[Engine Benefits Agreement A320neo]

12. Entire Agreement. The Engine Manufacturer’s obligations hereunder are unconditional and this Agreement supersedes any previous arrangements between the parties in relation to the matters set forth herein.

[This space intentionally left blank.]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

FRONTIER AIRLINES, INC.

By:	/s/ Howard Diamond
Name: Howard Diamond
Title: General Counsel

CFM INTERNATIONAL, INC., as Engine
Manufacturer

By:	/s/ Sharyn Cones
	Name:	Sharyn Cones
	Title:	Deputy VP Contracts

BANK OF UTAH, as Security Trustee

By:	/s/ Kade Baird
	Name:	Kade Baird
	Title:	Assistant Vice President

By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

VERTICAL HORIZONS, LTD.

By:	/s/ Evert Brunekreef
	Name:	Evert Brunekreef
	Title:	Director

[Engine Benefits Agreement A320neo]

ATTACHMENT A

ENGINE WARRANTIES

ENGINE WARRANTY PLAN

[Engine Benefits Agreement A320neo]

ATTACHMENT I

CFM56 WARRANTY PARTS LIST

[Engine Benefits Agreement A320neo]

ATTACHMENT B

ESCALATION FORMULA

CFM-LEAP-X1A